o159 STKP
 FIST2 STKP

                          SUPPLEMENT DATED AUGUST 3, 1998
                               TO THE PROSPECTUSES OF

                       FRANKLIN INVESTMENT GRADE INCOME FUND
                               DATED FEBRUARY 1, 1998

                        FRANKLIN INVESTORS SECURITIES TRUST
          (FIST2 - FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND AND
                     FRANKLIN ADJUSTABLE RATE SECURITIES FUND)
                                DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

 2. Determine how much you would like to invest. The Fund's minimum investments are:

 o To open a regular, non-retirement account ......................... $1,000
 o To open an IRA, IRA Rollover, Roth IRA, or Education IRA .......... $  250*
 o To open a custodial account for a minor (an UGMA/UTMA account) .... $  100
 o To open an account with an automatic investment plan .............. $   50**
 o To add to an account .............................................. $   50***

 *For all other retirement  accounts,   there  is  no  minimum  investment
 requirement.
 **$25 for an Education IRA.
 ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

   For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

   We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new category 7 is added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 7. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

III. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 12.Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

IV. The first paragraph under "May I Exchange Shares for Shares of Another Fund? Will Sales Charges Apply to My Exchange?" is replaced with the following:

 You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

V. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

VI. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.


                 Please keep this supplement for future reference.